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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 12, 2002

                             WALTER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

             DELAWARE                    000-20537            13-3429953
  (State or other jurisdiction of      (Commission           (IRS Employer
  incorporation or organization)       File Number)       Identification No.)

 4211 W. BOY SCOUT BOULEVARD, TAMPA, FLORIDA                   33607
  (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (813) 871-4811


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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Item 9.       Regulation FD Disclosure

On August 12, 2002, Walter Industries delivered to the Secretary of the Securities and Exchange Commission (SEC) certifications of its principal executive officer and principal financial officer, as required by SEC Order No. 4-460. Copies of the certifications are attached as Exhibits 99.1 and 99.2 to this report.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Date:             August 12, 2000
                                             -----------------------------------

                                    WALTER INDUSTRIES, INC.


                                    By:      /s/ William F. Ohrt
                                             -----------------------------------
                                    Title:   William F. Ohrt
                                             Executive Vice President and Chief
                                             Financial Officer
                                             Walter Industries, Inc.


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                                  EXHIBIT INDEX


Exhibit No.                            Description
-----------                            -----------
    99.1          Statement Under Oath of Don DeFosset, Principal Executive
                  Officer of Walter Industries, Inc. Regarding Facts and
                  Circumstances Relating to Exchange Act Filings, filed on
                  August 12, 2002.

    99.2          Statement Under Oath of William F. Ohrt, Principal Financial
                  Officer of Walter Industries, Inc. Regarding Facts and
                  Circumstances Relating to Exchange Act Filings, filed on
                  August 12, 2002.